UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-23122

American Funds Emerging Markets Bond Fund

(Exact Name of Registrant as Specified in Charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Brian C. Janssen

American Funds Emerging Markets Bond Fund

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

American Funds Emerging Markets Bond Fund®

Annual report for the year ended December 31, 2020

Find compelling
opportunities in
emerging markets
bonds with a
flexible approach

American Funds Emerging Markets Bond Fund seeks to provide a high level of total return over the long term, of which current income is a large component.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For nearly 90 years, Capital Group has applied a consistent philosophy and consistent approach to generate consistent results.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

See page 3 for Class A share results with relevant sales charges deducted. For other share class results, visit capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. The reimbursement will be in effect through at least March 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. The investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

The fund’s 30-day yield for Class A shares as of January 31, 2021, reflecting the 3.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 4.03% (3.89% without the reimbursement).

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional cash securities, such as stocks and bonds. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Investing outside the United States involves additional risks, such as currency fluctuations, periods of illiquidity and price volatility, as more fully described in the prospectus. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Investment portfolio

13	Financial statements

42	Board of trustees and other officers

Fellow investors:

Emerging markets bonds rebounded as advances in COVID-19 vaccines and accommodative central bank policies helped fuel recovery prospects. American Funds Emerging Markets Bond Fund generated a total return of 7.62% for the 12-month period ended December 31, 2020.

Dividends were paid at each month-end during the period for a total of nearly 50 cents a share, a portion of which was a return of capital. Fund investors who reinvested their dividends earned an income return of 5.11%, while those who elected to take their dividends in cash received an income return of 4.99%.

By way of comparison, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified* posted a return of 5.26% over the same period. This index measures broad returns across U.S. dollar-denominated emerging markets bonds.

The portfolio’s allocation to certain countries and bonds including China, Russia and Mexico helped results. The fund’s exposure to the Mexican peso as it appreciated also positively impacted returns. Currency positioning is managed by emphasizing bonds issued in particular currencies and use of derivatives such as currency forward contracts.

Market overview

Following a massive selloff, emerging markets bonds largely recovered as accommodative policies from governments and central banks worldwide supported several asset classes. Clarity around the U.S. presidential election and the rollout of COVID-19 vaccines also buoyed risk assets.

The U.S. Federal Reserve cut rates by a total of 150 basis points to near-zero as the pandemic roiled markets and launched several programs including large-scale purchases of government and corporate bonds. The Fed continued its dovish stance throughout the year and introduced a new framework that allowed for higher periods of inflation to support unemployment. Other policymakers such as the European Central Bank similarly kept rates ultra-low as uncertainty about the path of the virus kept economies from fully recovering.

Credit spreads, or the difference between the yields on government bonds and corporate bonds, tightened as interest

Results at a glance

For periods ended December 31, 2020, with all distributions reinvested

	Cumulative		Average annual
	total returns		total returns
				Lifetime
	6 months	1 year	3 years	(since 4/22/2016)

American Funds Emerging Markets Bond Fund (Class A shares)	10.85%	7.62%	5.43%	6.50%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified*	8.25	5.26	5.05	6.11
J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*	10.29	2.69	3.01	4.63
Lipper Emerging Markets Hard Currency Debt Funds Average†	9.95	5.71	4.23	5.79

*	The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
†	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.

American Funds Emerging Markets Bond Fund	1

rates collapsed. Several countries and companies took advantage of the ultra-low rate environment and issued bonds to strong demand.

The local-currency index, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified*, gained 2.69% in U.S. dollar terms for the period ended December 31. The J.P. Morgan Index Blend–50% JPM EMBI Global Diversified & 50% JPM GBI-EM Global Diversified*, a 50%/50% blend of this local currency index and the dollar bond market index, notched gains of 4.02%.

Nearly all bonds backing emerging markets countries recovered from their bottoms, including China, Russia and Brazil. A handful of bonds issued by countries in Latin America remain under pressure as the pandemic has hit the region harder than other regions.

Argentina’s newly restructured dollar bonds fell to distressed levels following their debut as investors questioned the country’s ability to traverse the pandemic. Bonds backing Ecuador were similarly weak as the country reeled from a debt restructuring in the midst of the COVID-19 pandemic and the fall in oil prices, its main export.

Meanwhile, Lebanese bonds traded in distressed territory after the country defaulted on its debt. Political protests and a deadly blast worsened the country’s economic crisis.

A combination of European Central Bank (ECB) bond-buying and a European Union recovery fund lifted eurozone government bonds. Yields, which fall when prices rise, collapsed. The world’s stockpile of negative-yielding debt swelled to more than $18 trillion. Spain’s 10-year yield dropped to 0.04%, compared to 0.46% at the start of the year, and entered negative territory for the first time.

Currencies of commodity-exporting economies rallied late in the year as several commodity prices including metals and non-metals gained on an improved economic outlook. The Chilean peso jumped 5.8%, as it benefitted from price increases for the country’s top export, copper. Elsewhere, the Turkish lira logged gains as the government raised policy rates to stem inflation, though the lira lost 19.9% for the year.

Inside the portfolio

During the period of intense volatility that started in March, managers modestly increased the portfolio’s allocation to lower rated bonds. The fund increased allocations to Angola, Ethiopia, Senegal and select countries in Latin America such as Mexico, the Dominican Republic and Peru.

Managers trimmed the fund’s exposure to local currency and increased hard currency, as the latter was more severely impacted due to selling pressure from exchange-traded funds. Separately, they took advantage of several new issuances that came to market at cheaper valuations and attractive levels.

The portfolio benefited from its exposure to the Mexican peso throughout the year as the currency fluctuated against the U.S. dollar. Allocations to the Chinese yuan and euro, both of which appreciated against the U.S. dollar, also helped results. Limited exposure to the Brazilian real benefited the portfolio relative to the benchmark, as the real declined dramatically in 2020.

China’s economy has hummed back to life after shrinking dramatically due to the pandemic. The country has largely succeeded in containing the spread of COVID-19 after it implemented some of the world’s strictest lockdown measures. However, the recovery remains uneven, with consumer consumption still weak.

Managers added new investments in Belarus, where political unrest followed a presidential election. While the political crisis weighs on the country’s future and could dampen investors’ interest in the debt, the country has access to alternative sources of financing and cash reserves and has historically had support from its main creditors, China and Russia.

Managers also took advantage of the recent rush by investors to Greek bonds and sold positions in the debt. The ECB’s purchase of a portion of Greece’s debt pile has helped support the country’s bonds with Greece’s 10-year yield falling to record lows.

The fund’s below-benchmark exposure to Poland and the Czech Republic hurt results. In the case of Poland, the country’s rapid-fire rate cutting in response to the pandemic broadly helped to keep the economy in check and buoyed the country’s bonds.

Looking ahead

The accommodative global policy will likely continue in 2021 and may provide capital flows and support of emerging markets debt. Recently approved vaccines offer a path to recovery, though a protracted delay in access could dampen growth prospects. Commodity-exporting companies and countries potentially stand to benefit as demand for their products pick up from developed markets. Countries that rely heavily on tourism revenue may see some upside once governments lift international border closures and travel constraints.

Valuations are near pre-pandemic levels for much of emerging markets, though there are still compelling opportunities across various regions. Fundamental analysis and a careful assessment of idiosyncratic risks are paramount.

We thank you for making American Funds Emerging Markets Bond Fund part of your portfolio and look forward to reporting to you again in six months’ time.

Sincerely,

Robert H. Neithart
President
February 12, 2021

For current information about the fund, visit capitalgroup.com.

*	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.

2	American Funds Emerging Markets Bond Fund

The value of a hypothetical $10,000 investment

How a $10,000 investment has fared for the period April 22, 2016, to December 31, 2020, with all distributions reinvested.

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.

Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	This report, and any product, index or fund referred to herein, is not sponsored, endorsed or promoted in any way by J.P. Morgan or any of its affiliates who provide no warranties whatsoever, express or implied, and shall have no liability to any prospective investor, in connection with this report. J.P. Morgan disclaimer: https://www.jpmm.com/research/disclosures.
[3]	Results of the Lipper Emerging Markets Hard Currency Debt Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Source: Refinitiv Lipper. Lipper categories are dynamic and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[4]	For the period April 22, 2016, commencement of fund operations, through December 31, 2016.

Total returns based on a $1,000 investment (for the period ended December 31, 2020)*

	1 year	Lifetime (since 4/22/16)

Class A shares	3.56%	5.64%

*	Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The fund’s gross expense ratio for Class A shares is 1.08%, and the net expense ratio is 1.05% as of the prospectus dated March 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The investment adviser is currently reimbursing a portion of other expenses. This reimbursement will be in effect through at least March 1, 2022. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Investment results shown reflect the reimbursement, without which the results would have been lower. Refer to the fund’s most recent prospectus for details.

American Funds Emerging Markets Bond Fund	3

Investment portfolio December 31, 2020

Investment mix by security type	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	1.15%
AA/Aa	2.99
A/A	12.78
BBB/Baa	70.21
Below investment grade	6.67
Short-term securities & other assets less liabilities	6.20

*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 93.80%	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. 79.62%
Abu Dhabi (Emirate of) 3.125% 2027		$3,100	$3,481
Abu Dhabi (Emirate of) 1.70% 2031[1]		2,775	2,780
Abu Dhabi (Emirate of) 3.875% 2050[1]		1,100	1,344
Angola (Republic of) 9.50% 2025		4,380	4,562
Angola (Republic of) 8.25% 2028		3,520	3,386
Angola (Republic of) 8.00% 2029[1]		7,000	6,598
Angola (Republic of) 8.00% 2029		4,900	4,618
Argentine Republic 0.50% 2029		€65	34
Argentine Republic 1.00% 2029		$4,045	1,757
Argentine Republic 0.125% 2030 (0.50% on 7/9/2021)[2]		46,230	18,816
Argentine Republic 0% 2035		600	2
Argentine Republic 0.125% 2035 (1.125% on 7/9/2021)[2]		32,691	11,998
Argentine Republic 0.125% 2038 (1.50% on 7/9/2021)[2]		€1,238	562
Argentine Republic 0.125% 2041 (2.50% on 7/9/2021)[2]		$2,984	1,132
Azerbaijan (Republic of) 4.75% 2024		1,261	1,385
Bahrain (Kingdom of) 5.875% 2021		650	651
Bahrain (Kingdom of) 6.125% 2022		5,000	5,246
Bahrain (Kingdom of) 6.125% 2023		1,330	1,434
Bahrain (Kingdom of) 6.75% 2029[1]		520	599
Belarus (Republic of) 6.875% 2023		1,100	1,153
Belarus (Republic of) 5.875% 2026		5,800	5,965
Brazil (Federative Republic of) 6.00% 2023[3]	BRL	62,955	13,612
Brazil (Federative Republic of) 6.00% 2024[3]		11,229	2,496
Brazil (Federative Republic of) 10.00% 2025		13,050	2,907
Brazil (Federative Republic of) 10.00% 2027		20,000	4,556
Brazil (Federative Republic of) 6.00% 2030[3]		54,658	13,287
Brazil (Federative Republic of) 6.00% 2050[3]		3,764	1,002
Brazil (Federative Republic of) 6.00% 2055[3]		10,076	2,746
Cameroon (Republic of) 9.50% 2025		$3,700	4,130
Chile (Republic of) 2.80% 2033	CLP	8,195,000	11,150
China (Peoples Republic of), Series 1827, 3.25% 2028	CNY	20,000	3,067
China (People’s Republic of), Series 1906, 3.29% 2029		10,900	1,675

4	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
China (People’s Republic of), Series INBK, 2.68% 2030	CNY	13,100	$1,922
China (People’s Republic of), Series 1910, 3.86% 2049		34,400	5,342
China Development Bank Corp., Series 2009, 3.39% 2027		124,500	18,974
China Development Bank Corp., Series 2004, 3.43% 2027		83,840	12,825
China Development Bank Corp., Series 1715, 4.24% 2027		25,300	4,048
China Development Bank Corp., Series 1805, 4.04% 2028		36,700	5,791
China Development Bank Corp., Series 1905, 3.48% 2029		134,100	20,319
Colombia (Republic of), Series B, 6.25% 2025	COP	28,882,700	9,268
Colombia (Republic of), Series B, 7.50% 2026		1,462,800	495
Colombia (Republic of) 5.75% 2027		22,688,600	7,042
Colombia (Republic of), Series B, 6.00% 2028		6,027,900	1,891
Colombia (Republic of) 4.50% 2029		$1,400	1,624
Colombia (Republic of), Series B, 7.75% 2030	COP	11,100,000	3,821
Colombia (Republic of), Series B, 7.00% 2032		3,720,000	1,203
Colombia (Republic of), Series B, 7.25% 2034		14,192,000	4,652
Colombia (Republic of) 7.375% 2037		$1,000	1,464
Colombia (Republic of) 7.25% 2050	COP	32,650,000	10,304
Colombia (Republic of) 4.125% 2051		$860	958
Costa Rica (Republic of) 4.375% 2025		3,292	3,082
Costa Rica (Republic of) 6.125% 2031		4,375	4,096
Costa Rica (Republic of) 6.125% 2031[1]		2,735	2,561
Costa Rica (Republic of) 7.00% 2044		2,308	2,135
Costa Rica (Republic of) 7.158% 2045		400	373
Cote d’Ivoire (Republic of) 5.375% 2024[1]		900	954
Cote d’Ivoire (Republic of) 5.25% 2030		€2,400	3,153
Cote d’Ivoire (Republic of) 5.875% 2031		5,875	7,954
Cote d’Ivoire (Republic of) 5.875% 2031		500	677
Cote d’Ivoire (Republic of) 4.875% 2032		870	1,096
Dominican Republic 8.90% 2023	DOP	40,500	719
Dominican Republic 6.875% 2026[1]		$2,600	3,143
Dominican Republic 6.875% 2026		2,335	2,822
Dominican Republic 9.75% 2026	DOP	350,450	6,492
Dominican Republic 5.95% 2027[1]		$2,600	3,065
Dominican Republic 5.95% 2027		2,000	2,358
Dominican Republic 11.25% 2027	DOP	48,800	972
Dominican Republic 11.375% 2029		35,000	724
Dominican Republic 7.45% 2044		$2,500	3,241
Dominican Republic 6.85% 2045		300	367
Dominican Republic 6.50% 2048		1,065	1,262
Dominican Republic 6.40% 2049[1]		2,235	2,632
Dominican Republic 6.40% 2049		580	683
Dominican Republic 5.875% 2060[1]		3,169	3,502
Egypt (Arab Republic of) 5.577% 2023[1]		1,575	1,667
Egypt (Arab Republic of) 5.75% 2024[1]		640	687
Egypt (Arab Republic of) 4.75% 2026		€2,000	2,544
Egypt (Arab Republic of) 4.75% 2026		1,900	2,417
Egypt (Arab Republic of) 15.70% 2027	EGP	22,200	1,516
Egypt (Arab Republic of) 6.588% 2028[1]		$4,400	4,851
Egypt (Arab Republic of) 5.625% 2030		€1,465	1,877
Egypt (Arab Republic of) 7.625% 2032[1]		$4,400	4,996
Egypt (Arab Republic of) 7.625% 2032		2,200	2,498
Egypt (Arab Republic of) 8.50% 2047[1]		200	227
Egypt (Arab Republic of) 8.15% 2059[1]		2,600	2,869
Ethiopia (Federal Democratic Republic of) 6.625% 2024		4,975	5,075
Export-Import Bank of India 3.25% 2030		2,200	2,359
Gabonese Republic 6.375% 2024		4,281	4,468
Gabonese Republic 6.95% 2025		4,200	4,510
Gabonese Republic 6.625% 2031[1]		3,865	4,000
Ghana (Republic of) 7.625% 2029		1,900	2,025
Guatemala (Republic of) 4.375% 2027		3,125	3,480
Guatemala (Republic of) 6.125% 2050[1]		1,060	1,407
Honduras (Republic of) 6.25% 2027		6,900	8,011
Honduras (Republic of) 6.25% 2027[1]		1,950	2,264
Honduras (Republic of) 5.625% 2030[1]		2,170	2,490
Hungary, Series A, 3.25% 2031	HUF	800,000	2,995
India (Republic of) 8.24% 2027	INR	251,450	3,910
India (Republic of) 7.17% 2028		248,000	3,684

American Funds Emerging Markets Bond Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Indonesia (Republic of), Series 59, 7.00% 2027	IDR	101,464,000	$7,794
Indonesia (Republic of), Series 64, 6.125% 2028		116,266,000	8,406
Indonesia (Republic of), Series 78, 8.25% 2029		38,728,000	3,181
Indonesia (Republic of), Series 82, 7.00% 2030		178,000,000	13,740
Indonesia (Republic of), Series 73, 8.75% 2031		68,779,000	5,827
Indonesia (Republic of), Series 74, 7.50% 2032		144,559,000	11,223
Indonesia (Republic of), Series 65, 6.625% 2033		79,782,000	5,843
Indonesia (Republic of), Series 68, 8.375% 2034		76,440,000	6,356
Indonesia (Republic of), Series 80, 7.50% 2035		52,538,000	4,160
Indonesia (Republic of), Series 72, 8.25% 2036		48,274,000	4,005
Indonesia (Republic of) 4.20% 2050		$1,300	1,557
Iraq (Republic of) 6.752% 2023[1]		1,605	1,572
Israel (State of) 3.875% 2050		3,000	3,614
Jordan (Hashemite Kingdom of) 4.95% 2025[1]		2,900	3,086
Jordan (Hashemite Kingdom of) 5.75% 2027[1]		3,000	3,315
Kazakhstan (Republic of) 6.50% 2045		1,500	2,426
Kenya (Republic of) 6.875% 2024		3,025	3,321
Kenya (Republic of) 7.25% 2028		2,400	2,699
Kenya (Republic of) 7.25% 2028[1]		1,725	1,940
Kenya (Republic of) 8.25% 2048		800	919
Malaysia (Federation of), Series 0219, 3.885% 2029	MYR	33,170	9,076
Malaysia (Federation of), Series 0419, 3.828% 2034		34,500	9,139
Malaysia (Federation of), Series 0415, 4.254% 2035		5,600	1,552
Malaysia (Federation of), Series 0615, 4.786% 2035		2,425	692
Malaysia (Federation of), Series 0418, 4.893% 2038		47,400	13,911
Malaysia (Federation of), Series 0219, 4.467% 2039		6,000	1,682
Malaysia (Federation of), Series 0519, 3.757% 2040		22,000	5,749
Malaysia (Federation of), Series 0518, 4.921% 2048		4,200	1,235
Morocco (Kingdom of) 1.375% 2026		€4,000	4,935
Morocco (Kingdom of) 1.375% 2026		1,500	1,851
Morocco (Kingdom of) 4.00% 2050[1]		$1,300	1,344
Mozambique (Republic of) 5.00% 2031 (9.00% on 9/15/2023)[2]		3,665	3,373
Namibia (Republic of) 5.50% 2021		5,243	5,383
Nigeria (Republic of) 6.75% 2021		700	702
Nigeria (Republic of) 16.39% 2022	NGN	125,000	301
Nigeria (Republic of) 7.625% 2047		$1,600	1,689
Pakistan (Islamic Republic of) 8.25% 2024		1,400	1,531
Pakistan (Islamic Republic of) 8.25% 2025		3,300	3,642
Panama (Republic of) 3.75% 2026[1]		9,575	10,498
Panama (Republic of) 7.125% 2026		1,200	1,536
Panama (Republic of) 3.16% 2030		1,400	1,553
Panama (Republic of) 4.50% 2047		1,350	1,741
Panama (Republic of) 4.50% 2050		1,570	2,025
Panama (Republic of) 4.30% 2053		1,220	1,556
Panama (Republic of) 4.50% 2056		1,675	2,165
Paraguay (Republic of) 4.625% 2023		1,340	1,444
Paraguay (Republic of) 5.00% 2026		2,720	3,196
Paraguay (Republic of) 5.00% 2026[1]		2,400	2,820
Paraguay (Republic of) 4.95% 2031		2,360	2,864
Paraguay (Republic of) 5.60% 2048[1]		4,555	5,876
Peru (Republic of) 4.125% 2027		1,065	1,255
Peru (Republic of) 6.15% 2032	PEN	46,675	15,694
Peru (Republic of) 5.40% 2034		21,589	6,585
Peru (Republic of) 5.35% 2040		28,195	8,112
Peru (Republic of) 2.78% 2060		$885	895
PETRONAS Capital Ltd. 3.50% 2030[1]		1,300	1,497
PETRONAS Capital Ltd. 3.50% 2030		500	576
Philippines (Republic of) 2.95% 2045		3,100	3,280
Poland (Republic of), Series 0922, 5.75% 2022	PLN	5,000	1,471
Poland (Republic of), Series 0123, 2.50% 2023		7,000	1,969
PT Indonesia Asahan Aluminium Tbk 4.75% 2025[1]		$1,136	1,256
PT Indonesia Asahan Aluminium Tbk 4.75% 2025		500	553
PT Indonesia Asahan Aluminium Tbk 6.53% 2028[1]		350	439
PT Indonesia Asahan Aluminium Tbk 6.53% 2028		264	331
PT Indonesia Asahan Aluminium Tbk 5.45% 2030		2,000	2,409
PT Indonesia Asahan Aluminium Tbk 5.45% 2030[1]		780	939
Qatar (State of) 4.50% 2028[1]		8,100	9,828

6	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Qatar (State of) 3.75% 2030[1]		$2,300	$2,711
Qatar (State of) 5.103% 2048[1]		2,200	3,099
Romania 5.95% 2021	RON	25,810	6,578
Romania 3.50% 2022		15,000	3,838
Romania 4.75% 2025		14,300	3,891
Romania 2.75% 2026		€1,900	2,570
Romania 3.624% 2030		1,337	1,953
Romania 2.00% 2032		800	1,028
Romania 3.50% 2034		1,140	1,662
Romania 3.50% 2034		1,000	1,458
Romania 3.375% 2038		2,800	3,946
Romania 3.375% 2038		1,525	2,149
Romania 4.625% 2049		2,466	4,079
Romania 4.625% 2049		1,704	2,819
Romania 3.375% 2050		3,055	4,304
Russian Federation 7.00% 2023	RUB	808,420	11,486
Russian Federation 8.15% 2027		976,215	15,016
Russian Federation 2.50% 2028[3]		1,433,133	19,626
Russian Federation 4.375% 2029[1]		$9,400	10,986
Russian Federation 4.375% 2029		1,200	1,402
Russian Federation 7.65% 2030	RUB	346,000	5,285
Russian Federation 8.50% 2031		721,366	11,716
Russian Federation 7.25% 2034		206,500	3,040
Russian Federation 5.10% 2035		$2,800	3,547
Russian Federation 5.25% 2047		5,600	7,770
Senegal (Republic of) 6.25% 2024		2,120	2,342
Senegal (Republic of) 4.75% 2028		€5,940	7,756
Senegal (Republic of) 4.75% 2028		3,700	4,831
Serbia (Republic of) 3.125% 2027		2,500	3,440
Serbia (Republic of) 3.125% 2027		1,000	1,376
South Africa (Republic of) 4.665% 2024		$1,500	1,618
South Africa (Republic of) 8.00% 2030	ZAR	223,400	14,517
South Africa (Republic of) 8.25% 2032		42,000	2,577
South Africa (Republic of) 8.875% 2035		40,000	2,395
South Africa (Republic of) 8.50% 2037		14,100	795
South Africa (Republic of), Series R-214, 6.50% 2041		111,100	4,956
South Africa (Republic of), Series R-2048, 8.75% 2048		256,400	14,376
Sri Lanka (Democratic Socialist Republic of) 6.25% 2021		$6,051	5,267
Sri Lanka (Democratic Socialist Republic of) 6.125% 2025		7,100	4,280
Sri Lanka (Democratic Socialist Republic of) 6.85% 2025		400	243
Sri Lanka (Democratic Socialist Republic of) 6.825% 2026[1]		1,350	783
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027[1]		2,500	1,436
Sri Lanka (Democratic Socialist Republic of) 6.20% 2027		300	172
Sri Lanka (Democratic Socialist Republic of) 6.75% 2028		250	144
Sri Lanka (Democratic Socialist Republic of) 7.55% 2030		750	433
Tunisia (Republic of) 6.75% 2023		€5,070	5,922
Tunisia (Republic of) 6.75% 2023		610	712
Tunisia (Republic of) 5.625% 2024		2,035	2,307
Tunisia (Republic of) 5.75% 2025		$465	426
Tunisia (Republic of) 6.375% 2026		€6,500	7,309
Turkey (Republic of) 2.00% 2024[3]	TRY	17,476	2,358
Turkey (Republic of) 3.20% 2024[3]		7,182	1,010
Turkey (Republic of) 4.10% 2024[3]		10,364	1,490
Turkey (Republic of) 6.375% 2025		$1,445	1,565
Turkey (Republic of) 7.375% 2025		800	894
Turkey (Republic of) 8.00% 2025	TRY	15,450	1,764
Turkey (Republic of) 4.25% 2026		$2,950	2,932
Turkey (Republic of) 4.875% 2026		3,580	3,629
Turkey (Republic of) 5.125% 2028		635	644
Turkey (Republic of) 6.125% 2028		2,240	2,394
Turkey (Republic of) 7.625% 2029		1,400	1,619
Ukraine 15.36% 2021	UAH	38,794	1,438
Ukraine 16.00% 2021		15,300	559
Ukraine 18.00% 2021		28,329	1,020
Ukraine 14.91% 2022		69,742	2,603
Ukraine 17.00% 2022		50,293	1,905
Ukraine 10.00% 2023		31,600	1,079

American Funds Emerging Markets Bond Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Ukraine 11.67% 2023	UAH	51,578	$1,822
Ukraine 8.994% 2024		$5,670	6,432
Ukraine 7.75% 2025		1,200	1,348
Ukraine 15.84% 2025	UAH	101,065	4,011
Ukraine 6.75% 2026		€6,136	8,280
Ukraine 7.375% 2032		$1,000	1,102
Ukraine 7.253% 2033		4,030	4,413
Ukraine 7.253% 2033[1]		2,700	2,956
Ukraine 0% 2040		4,700	4,859
United Mexican States, Series M, 5.75% 2026	MXN	215,000	11,302
United Mexican States, Series M20, 8.50% 2029		344,000	21,088
United Mexican States, Series M, 7.75% 2031		140,000	8,273
United Mexican States 4.75% 2032		$1,960	2,364
United Mexican States, Series M, 7.75% 2034	MXN	60,000	3,554
United Mexican States 4.00% 2040[3]		72,738	4,231
United Mexican States 4.00% 2046[3]		39,675	2,386
United Mexican States, Series M, 8.00% 2047		138,000	8,191
United Mexican States 4.50% 2050		$1,900	2,230
United Mexican States 5.75% 2110		4,748	6,335
United Mexican States, Series M30, 10.00% 2036	MXN	23,500	1,656
Uruguay (Oriental Republic of) 4.375% 2028[3]	UYU	43	1
Uruguay (Oriental Republic of) 3.875% 2040[3]		150,582	4,159
Venezuela (Bolivarian Republic of) 7.00% 2018[4]		$225	22
Venezuela (Bolivarian Republic of) 7.75% 2019[4]		4,983	483
Venezuela (Bolivarian Republic of) 6.00% 2020[4]		3,353	325
Venezuela (Bolivarian Republic of) 12.75% 2022[4]		300	29
Venezuela (Bolivarian Republic of) 9.00% 2023[4]		4,895	475
Venezuela (Bolivarian Republic of) 8.25% 2024[4]		2,276	221
Venezuela (Bolivarian Republic of) 7.65% 2025[4]		450	44
Venezuela (Bolivarian Republic of) 11.75% 2026[4]		225	22
Venezuela (Bolivarian Republic of) 9.25% 2027[4]		3,060	298
Venezuela (Bolivarian Republic of) 9.25% 2028[4]		1,129	110
Venezuela (Bolivarian Republic of) 11.95% 2031[4]		377	37
Venezuela (Bolivarian Republic of) 7.00% 2038[4]		377	37
			1,010,469

Corporate bonds, notes & loans 13.03%
Energy 4.49%
KazMunayGas National Co. JSC 4.75% 2027		1,274	1,481
MV24 Capital BV 6.748% 2034[1]		4,221	4,633
Oleoducto Central SA 4.00% 2027[1]		3,680	3,998
Petrobras Global Finance Co. 8.75% 2026		1,550	2,015
Petrobras Global Finance Co. 5.60% 2031		3,400	3,913
Petrobras Global Finance Co. 6.75% 2050		1,500	1,866
Petróleos Mexicanos 7.65% 2021	MXN	40,000	2,009
Petróleos Mexicanos 4.875% 2022		$405	418
Petróleos Mexicanos 5.375% 2022		220	228
Petróleos Mexicanos 4.875% 2024		175	184
Petróleos Mexicanos 7.19% 2024	MXN	91,770	4,181
Petróleos Mexicanos 7.19% 2024		82,200	3,745
Petróleos Mexicanos 6.875% 2025[1]		$4,730	5,191
Petróleos Mexicanos 6.875% 2026		3,745	4,097
Petróleos Mexicanos 7.47% 2026	MXN	191,360	8,033
Petróleos Mexicanos 6.49% 2027		$460	486
Petróleos Mexicanos 6.75% 2047		6,550	6,151
Petróleos Mexicanos 7.69% 2050		2,750	2,778
PTT Exploration and Production PCL 2.587% 2027[1]		1,500	1,569
			56,976

Materials 2.04%
Braskem Idesa SAPI 7.45% 2029[1]		2,600	2,444
Braskem Idesa SAPI 7.45% 2029		400	376
Braskem Netherlands Finance BV 5.875% 2050		3,000	3,107
Braskem SA 4.50% 2030[1]		2,590	2,665
Braskem SA 4.50% 2030		1,600	1,646
Fresnillo PLC 4.25% 2050[1]		2,760	3,035
Industrias Peñoles, SAB de CV 4.75% 2050[1]		655	761

8	American Funds Emerging Markets Bond Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Inversiones CMPC SA 3.85% 2030[1]		$3,600	$4,038
Suzano Austria GmbH 5.00% 2030		3,100	3,525
Suzano Austria GmbH 3.75% 2031		1,800	1,912
Vale Overseas Ltd. 3.75% 2030		2,171	2,417
			25,926

Utilities 1.66%
AES Panama Generation Holdings SRL 4.375% 2030[1]		5,455	5,909
Empresas Publicas de Medellin ESP 8.375% 2027	COP	10,000,000	3,127
Empresas Publicas de Medellin ESP 8.375% 2027		3,744,000	1,171
Empresas Publicas de Medellin ESP 4.25% 2029[1]		$3,230	3,478
Empresas Publicas de Medellin ESP 4.375% 2031[1]		960	1,033
Enel Chile SA 4.875% 2028		1,701	2,007
Enersis Américas SA 4.00% 2026		615	691
Engie Energia Chile SA 3.40% 2030[1]		326	354
ENN Energy Holdings Ltd. 2.625% 2030[1]		1,560	1,570
Indian Renewable Energy Development Agency Ltd. 7.125% 2022	INR	120,000	1,679
			21,019

Industrials 1.64%
Autoridad del Canal de Panama 4.95% 2035		$400	507
DP World Crescent 4.848% 2028[1]		4,700	5,474
Empresa de Transporte de Pasajeros Metro SA 4.70% 2050[1]		1,090	1,373
Lima Metro Line 2 Finance Ltd. 4.35% 2036[1]		3,120	3,466
Mexico City Airport Trust 4.25% 2026		1,800	1,910
Mexico City Airport Trust 3.875% 2028		1,400	1,449
Mexico City Airport Trust 5.50% 2046		1,609	1,717
Mexico City Airport Trust 5.50% 2047		2,128	2,247
Rutas 2 and 7 Finance Ltd. 0% 2036[1]		2,820	2,129
Rutas 2 and 7 Finance Ltd. 0% 2036		800	604
			20,876
Financials 1.47%
Bangkok Bank PCL 4.45% 2028[1]		900	1,044
Bangkok Bank PCL 9.025% 2029		500	706
Bangkok Bank PCL 3.733% 2034 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.90% on 9/25/2029)[2]		5,478	5,714
Credicorp Ltd. 2.75% 2025[1]		2,000	2,083
HDFC Bank Ltd. 8.10% 2025	INR	40,000	582
Housing Development Finance Corp., Ltd. 8.22% 2022		90,000	1,284
Kasikornbank PC HK 3.343% 2031 (UST Yield Curve Rate T Note Constant Maturity 5-year + 1.70% on 10/2/2026)[2]		$4,522	4,652
Power Financial Corp Ltd. 3.95% 2030		1,500	1,606
PT Bank Tabungan Negara (Persero) Tbk 4.20% 2025		910	926
			18,597

Communication services 0.69%
Axiata SPV5 Labuan Ltd. 3.064% 2050		1,053	1,060
Globo Comunicação e Participações SA 4.875% 2030[1]		4,800	5,136
Tencent Holdings Ltd. 3.975% 2029		1,400	1,596
Tencent Holdings Ltd. 3.24% 2050[1]		900	933
			8,725

Consumer discretionary 0.62%
Meituan Dianping 3.05% 2030[1]		1,450	1,509
Melco International Development Ltd. 5.375% 2029[1]		2,250	2,344
Sands China Ltd. 3.80% 2026[1]		750	803
Sands China Ltd. 4.375% 2030[1]		535	598
Wynn Macau, Ltd. 5.50% 2026[1]		2,500	2,603
			7,857

Health care 0.32%
Rede D’Or Finance SARL 4.95% 2028		410	440
Rede D’Or Finance SARL 4.50% 2030		3,490	3,645
			4,085

American Funds Emerging Markets Bond Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 0.10%
JBS Investments GmbH II 7.00% 2026	$1,200	$1,297

Total corporate bonds, notes & loans		165,358

U.S. Treasury bonds & notes 1.15%
U.S. Treasury 0.86%
U.S. Treasury 0.875% 2030[5]	4,000	3,985
U.S. Treasury 1.375% 2040[5]	4,000	3,954
U.S. Treasury 1.625% 2050	3,000	2,986
		10,925

U.S. Treasury inflation-protected securities 0.29%
U.S. Treasury Inflation-Protected Security 0.25% 2050[3,5]	3,038	3,619

Total U.S. Treasury bonds & notes		14,544

Total bonds, notes & other debt instruments (cost: $1,126,513,000)		1,190,371

Short-term securities 4.47%	Shares
Money market investments 4.47%
Capital Group Central Cash Fund 0.12%[6,7]	567,671	56,773

Total short-term securities (cost: $56,772,000)		56,773
Total investment securities 98.27% (cost: $1,183,285,000)		1,247,144
Other assets less liabilities 1.73%		21,924

Net assets 100.00%		$1,269,068

Futures contracts

				Notional	Value at	Unrealized (depreciation) appreciation
		Number of		amount [8]	12/31/2020 [9]	at 12/31/2020
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
5 Year U.S. Treasury Note Futures	Short	158	April 2021	$(15,800)	$(19,934)	$(42)
10 Year Euro-Bund Futures	Short	88	March 2021	€(8,800)	(19,097)	(82)
10 Year Ultra U.S. Treasury Note Futures	Short	144	March 2021	$(14,400)	(22,516)	51
30 Year Ultra U.S. Treasury Bond Futures	Long	56	March 2021	5,600	11,960	(75)
						$(148)

Forward currency contracts

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
EUR6,472	USD7,683	Goldman Sachs	1/6/2021	$225
JPY500,000	USD4,804	Bank of New York Mellon	1/6/2021	39
ZAR12,400	USD806	Citibank	1/6/2021	37
USD3,964	MXN80,100	HSBC Bank	1/6/2021	(58)
USD4,748	JPY500,000	Citibank	1/6/2021	(95)
PLN9,750	USD2,591	Bank of America	1/7/2021	20
USD3,986	PLN15,000	UBS AG	1/7/2021	(30)
PLN15,000	EUR3,357	UBS AG	1/7/2021	(86)
TRY49,000	USD6,174	Barclays Bank PLC	1/8/2021	403
ZAR32,500	USD2,122	Standard Chartered Bank	1/8/2021	86
ZAR26,300	USD1,719	HSBC Bank	1/8/2021	68
CZK37,100	USD1,701	Morgan Stanley	1/8/2021	26
CNH12,400	USD1,885	HSBC Bank	1/8/2021	21
USD903	PLN3,320	Bank of America	1/8/2021	14

10	American Funds Emerging Markets Bond Fund

Forward currency contracts (continued)

Contract amount				Unrealized appreciation (depreciation)
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 12/31/2020 (000)
EUR2,295	USD2,794	Citibank	1/8/2021	$11
MXN35,000	USD1,749	UBS AG	1/8/2021	9
EUR300	USD361	Bank of New York Mellon	1/8/2021	6
CNH3,000	USD456	Goldman Sachs	1/8/2021	5
HUF1,340,000	USD4,511	Standard Chartered Bank	1/8/2021	3
PLN16,300	USD4,393	Barclays Bank PLC	1/8/2021	(29)
USD16,580	EUR13,620	Citibank	1/8/2021	(63)
PLN33,000	USD8,898	Citibank	1/8/2021	(63)
USD9,700	EUR8,020	JPMorgan Chase	1/8/2021	(100)
USD13,350	EUR10,976	HSBC Bank	1/12/2021	(63)
TRY12,200	USD1,531	Goldman Sachs	1/14/2021	102
KRW11,958,000	USD11,007	Citibank	1/14/2021	3
TRY8,000	USD1,072	UBS AG	1/14/2021	(1)
USD358	EUR295	Bank of America	1/14/2021	(2)
PLN6,700	USD1,836	UBS AG	1/14/2021	(43)
HUF1,328,000	USD4,537	JPMorgan Chase	1/14/2021	(63)
COP5,368,500	USD1,561	Citibank	1/15/2021	11
CZK138,300	USD6,378	Standard Chartered Bank	1/19/2021	61
USD3,652	CNH23,900	Goldman Sachs	1/19/2021	(19)
USD2,801	INR206,780	Citibank	1/19/2021	(22)
MXN142,410	USD7,113	Morgan Stanley	1/21/2021	26
CNH18,800	USD2,882	Goldman Sachs	1/21/2021	5
USD227	RUB16,800	JPMorgan Chase	1/22/2021	1
BRL11,000	USD2,152	JPMorgan Chase	1/22/2021	(34)
BRL10,520	USD2,066	JPMorgan Chase	1/22/2021	(41)
BRL21,500	USD4,205	JPMorgan Chase	1/22/2021	(66)
THB300,000	USD9,917	Bank of America	1/25/2021	96
USD4,111	PLN15,050	JPMorgan Chase	1/25/2021	81
CZK41,800	EUR1,596	Citibank	1/25/2021	(5)
CZK245,790	USD11,450	JPMorgan Chase	1/25/2021	(6)
USD33,550	EUR27,503	HSBC Bank	1/25/2021	(71)
PLN20,153	EUR4,535	HSBC Bank	1/25/2021	(148)
PLN46,470	USD12,761	Goldman Sachs	1/25/2021	(320)
ZAR45,000	USD2,853	Bank of America	2/8/2021	193
USD5,517	ZAR91,500	Goldman Sachs	2/8/2021	(675)
CZK86,700	USD3,846	Morgan Stanley	2/9/2021	191
KRW4,305,900	USD3,832	Goldman Sachs	2/9/2021	133
				$(227)

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices — buy protection

Receive	Pay/ Payment frequency	Expiration date	Notional (000)	Value at 12/31/2020 (000)	Upfront premium paid (000)	Unrealized depreciation at 12/31/2020 (000)
CDX.EM.34	1.00%/Quarterly	12/20/2025	$25,000	$602	$1,543	$(941)

Investments in affiliates7

	Value of affiliate at 1/1/2020 (000)	Additions (000)	Reductions (000)	Net realized gain (000)	Net unrealized depreciation (000)	Value of affiliate at 12/31/2020 (000)	Dividend income (000)
Short-term securities 4.47%
Money market investments 4.47%
Capital Group Central Cash Fund 0.12%[6]	$33,489	$490,467	$467,126	$6	$(63)	$56,773	$192

American Funds Emerging Markets Bond Fund	11

[1]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $189,190,000, which represented 14.91% of the net assets of the fund.
[2]	Step bond; coupon rate may change at a later date.
[3]	Index-linked bond whose principal amount moves with a government price index.
[4]	Scheduled interest and/or principal payment was not received.
[5]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $2,993,000, which represented .24% of the net assets of the fund.
[6]	Rate represents the seven-day yield at 12/31/2020.
[7]	Part of the same group of investment companies as the fund as defined under the Investment Company Act of 1940.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbols

BRL = Brazilian reais
CLP = Chilean pesos
CNH/CNY = Chinese yuan renminbi
COP = Colombian pesos
CZK = Czech korunas
DOP = Dominican pesos
EGP = Egyptian pounds
EUR/€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
INR = Indian rupees
JPY = Japanese yen
KRW = South Korean won
MXN = Mexican pesos
MYR = Malaysian ringgits
NGN = Nigerian naira
PEN = Peruvian nuevos soles
PLN = Polish zloty
RON = Romanian leu
RUB = Russian rubles
THB = Thai baht
TRY = Turkish lira
UAH = Ukrainian hryvnia
USD/$ = U.S. dollars
UYU = Uruguayan pesos
ZAR = South African rand

See notes to financial statements.

12	American Funds Emerging Markets Bond Fund

Financial statements

Statement of assets and liabilities at December 31, 2020	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $1,126,513)	$1,190,371
Affiliated issuers (cost: $56,772)	56,773	$1,247,144
Cash		81
Cash denominated in currencies other than U.S. dollars (cost: $179)		178
Unrealized appreciation on open forward currency contracts		1,876
Receivables for:
Sales of fund’s shares	4,663
Dividends and interest	19,084
Closed forward currency contracts	124
Variation margin on futures contracts	48
Other	438	24,357
		1,273,636
Liabilities:
Unrealized depreciation on open forward currency contracts		2,103
Payables for:
Purchases of investments	5
Repurchases of fund’s shares	1,280
Dividends on fund’s shares	138
Investment advisory services	580
Services provided by related parties	41
Trustees’ deferred compensation	5
Variation margin on futures contracts	39
Variation margin on swap contracts	12
Non-U.S. taxes	333
Other	32	2,465
Net assets at December 31, 2020		$1,269,068

Net assets consist of:
Capital paid in on shares of beneficial interest		$1,213,461
Total distributable earnings		55,607
Net assets at December 31, 2020		$1,269,068

See notes to financial statements.

American Funds Emerging Markets Bond Fund	13

Statement of assets and liabilities
at December 31, 2020 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (125,075 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$371,518	36,616	$10.15
Class C	28,354	2,795	10.15
Class T	10	1	10.15
Class F-1	14,218	1,401	10.15
Class F-2	512,980	50,558	10.15
Class F-3	151,790	14,960	10.15
Class 529-A	9,445	931	10.15
Class 529-C	958	94	10.15
Class 529-E	844	83	10.15
Class 529-T	13	1	10.15
Class 529-F-1	11	1	10.15
Class 529-F-2	5,351	527	10.15
Class 529-F-3	11	1	10.15
Class R-1	120	12	10.15
Class R-2	1,754	173	10.15
Class R-2E	25	2	10.15
Class R-3	2,192	216	10.15
Class R-4	1,169	115	10.15
Class R-5E	516	51	10.15
Class R-5	943	93	10.15
Class R-6	166,846	16,444	10.15

See notes to financial statements.

14	American Funds Emerging Markets Bond Fund

Financial statements (continued)

Statement of operations for the year ended December 31, 2020	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $667)	$61,924
Dividends from affiliated issuers	192	$62,116
Fees and expenses*:
Investment advisory services	5,507
Distribution services	1,371
Transfer agent services	829
Administrative services	299
Reports to shareholders	57
Registration statement and prospectus	326
Trustees’ compensation	5
Auditing and legal	224
Custodian	220
Other	45
Total fees and expenses before waiver/reimbursements	8,883
Less waiver/reimbursements of fees and expenses:
Transfer agent services waiver	29
Transfer agent services reimbursements	— †
Miscellaneous fee reimbursement	268
Total fees and expenses after waiver/reimbursements		8,586
Net investment income		53,530

Net realized loss and unrealized appreciation:
Net realized (loss) gain on:
Investments (net of non-U.S. taxes of $380):
Unaffiliated issuers	(53,397)
Affiliated issuers	6
Futures contracts	5,171
Forward currency contracts	6,551
Swap contracts	(716)
Currency transactions	(1,493)	(43,878)
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $142):
Unaffiliated issuers	66,154
Affiliated issuers	(63)
Futures contracts	(47)
Forward currency contracts	445
Swap contracts	(994)
Currency translations	289	65,784
Net realized loss and unrealized appreciation		21,906

Net increase in net assets resulting from operations		$75,436

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

American Funds Emerging Markets Bond Fund	15

Financial statements (continued)

Statements of changes in net assets

(dollars in thousands)

	Year ended December 31,
	2020	2019
Operations:
Net investment income	$53,530	$54,508
Net realized loss	(43,878)	(3,841)
Net unrealized appreciation	65,784	54,581
Net increase in net assets resulting from operations	75,436	105,248

Distributions paid or accrued and return of capital paid to shareholders:
Distributions	(17,103)	(33,743)
Return of capital	(36,230)	(23,387)
Total distributions paid or accrued and return of capital paid to shareholders	(53,333)	(57,130)

Net capital share transactions	299,523	205,554

Total increase in net assets	321,626	253,672

Net assets:
Beginning of year	947,442	693,770
End of year	$1,269,068	$947,442

See notes to financial statements.

16	American Funds Emerging Markets Bond Fund

Notes to financial statements

1. Organization

American Funds Emerging Markets Bond Fund (the “fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as an open-end, nondiversified management investment company. The fund seeks to provide a high level of total return over the long term, of which current income is a large component.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A1	None (except 1% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years[2]
Class 529-E	None	None	None
Classes T and 529-T3	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
[1]	Prior to June 30, 2020, the initial sales charge was up to 3.75% for Class 529-A purchases.
[2]	Prior to June 30, 2020, Class C converted to Class F-1 and Class 529-C converted to Class 529-A after ten years.
[3]	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

American Funds Emerging Markets Bond Fund	17

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps and credit default swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events

18	American Funds Emerging Markets Bond Fund

that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2020 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Bonds & notes of governments & government agencies outside the U.S.	$—	$1,010,469	$—	$1,010,469
Corporate bonds, notes & loans	—	165,358	—	165,358
U.S. Treasury bonds & notes	—	14,544	—	14,544
Short-term securities	56,773	—	—	56,773
Total	$56,773	$1,190,371	$—	$1,247,144

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$51	$—	$—	$51
Unrealized appreciation on open forward currency contracts	—	1,876	—	1,876
Liabilities:
Unrealized depreciation on futures contracts	(199)	—	—	(199)
Unrealized depreciation on open forward currency contracts	—	(2,103)	—	(2,103)
Unrealized depreciation on credit default swaps	—	(941)	—	(941)
Total	$(148)	$(1,168)	$—	$(1,316)

*	Futures contracts, forward currency contracts and credit default swaps are not included in the investment portfolio.

American Funds Emerging Markets Bond Fund	19

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

20	American Funds Emerging Markets Bond Fund

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Currency — The prices of, and the income generated by, many debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa. U.S. dollar-denominated securities of foreign issuers may also be affected by changes in relative currency values.

Nondiversification risk — As a nondiversified fund, the fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Poor performance by a single large holding could adversely impact the fund’s investment results more than if the fund were invested in a larger number of issuers.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

American Funds Emerging Markets Bond Fund	21

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $86,342,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $258,689,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. As of December 31, 2020, the fund did not have any interest rate swaps. The average month-end notional amount of interest rate swaps while held was $57,895,000.

Credit default swap indices — The fund has entered into centrally cleared credit default swap agreements on credit indices (“CDSI”) that involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified return upon the occurrence of a credit event, such as a default or restructuring, with respect to any of the underlying issuers (reference obligations) in the referenced index. The fund’s investment adviser uses credit default swaps to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks.

CDSI are portfolios of credit instruments or exposures designed to be representative of some part of the credit market, such as the high-yield or investment-grade credit market. CDSI are generally traded using standardized terms, including a fixed spread and standard maturity dates, and reference all the names in the index. If there is a credit event, it is settled based on that name’s weight in the index. The composition of the underlying issuers or obligations within a particular index may change periodically, usually every six months. A specified credit event may affect all or individual underlying reference obligations included in the index, and will be settled based upon

22	American Funds Emerging Markets Bond Fund

the relative weighting of the affected obligation(s) within the index. The value of each CDSI can be used as a measure of the current payment/performance risk of the CDSI and represents the likelihood of an expected liability or profit should the notional amount of the CDSI be closed or sold as of the period end. An increasing value, as compared to the notional amount of the CDSI, represents a deterioration of the referenced indices’ credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. When the fund provides sell protection, its maximum exposure is the notional amount of the credit default swap agreement.

Upon entering into a centrally cleared CDSI contract, the fund is required to deposit with a derivatives clearing member (“DCM”) in a segregated account in the name of the DCM an amount of cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular credit default swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the CDSI, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from credit default swaps are recorded in the fund’s statement of operations. The average month-end notional amount of credit default swaps while held was $28,093,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps as of, or for the year ended, December 31, 2020 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$51	Unrealized depreciation*	$199
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	1,876	Unrealized depreciation on open forward currency contracts	2,103
Forward currency	Currency	Receivables for closed forward currency contracts	124	Payables for closed forward currency contracts	—
Swap	Credit	Unrealized appreciation*	—	Unrealized depreciation*	941
			$2,051		$3,243

		Net realized gain (loss)		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$5,171	Net unrealized depreciation on futures contracts	$(47)
Forward currency	Currency	Net realized gain on forward currency contracts	6,551	Net unrealized appreciation on forward currency contracts	445
Swap	Interest	Net realized loss on swap contracts	(47)	Net unrealized depreciation on swap contracts	(53)
Swap	Credit	Net realized loss on swap contracts	(669)	Net unrealized depreciation on swap contracts	(941)
			$11,006		$(596)

*	Includes cumulative appreciation/depreciation on futures contracts and credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, forward currency contracts, interest rate swaps and credit default swaps. For futures contracts, interest rate swaps and credit default swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash

American Funds Emerging Markets Bond Fund	23

collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of December 31, 2020, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of America	$323	$(2)	$—	$(290)	$31
Bank of New York Mellon	45	—	—	—	45
Barclays Bank PLC	403	(29)	—	(374)	—
Citibank	117	(117)	—	—	—
Goldman Sachs	470	(470)	—	—	—
HSBC Bank	89	(89)	—	—	—
JPMorgan Chase	151	(151)	—	—	—
Morgan Stanley	243	—	—	(243)	—
Standard Chartered Bank	150	—	(125)	—	25
UBS AG	9	(9)	—	—	—
Total	$2,000	$(867)	$(125)	$(907)	$101
Liabilities:
Bank of America	$2	$(2)	$—	$—	$—
Barclays Bank PLC	29	(29)	—	—	—
Citibank	248	(117)	—	—	131
Goldman Sachs	1,014	(470)	(544)	—	—
HSBC Bank	340	(89)	(251)	—	—
JPMorgan Chase	310	(151)	(159)	—	—
UBS AG	160	(9)	—	—	151
Total	$2,103	$(867)	$(954)	$—	$282

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2020, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is generally three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may

24	American Funds Emerging Markets Bond Fund

be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; non-U.S. taxes on capital gains; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2020, the fund reclassified $4,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2020, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$138
Distributions in excess of ordinary income	36,230
Late year loss deferral[1]	(7,548)
Gross unrealized appreciation on investments	94,951
Gross unrealized depreciation on investments	(32,044)
Net unrealized appreciation on investments	62,907
Cost of investments	1,181,378

[1]	This deferral is considered incurred in the subsequent year.

For the year ended December 31, 2020, the fund’s distributions exceeded total taxable income and net realized gains or losses resulting in a return of capital for tax purposes. Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2020						Year ended December 31, 2019
Share class	Ordinary income		Return of capital		Total paid or accrued		Ordinary income		Long-term capital gains		Return of capital		Total paid or accrued
Class A	$5,653		$11,974		$17,627		$12,293		$1,116		$9,277		$22,686
Class C	387		820		1,207		722		81		548		1,351
Class T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	228		484		712		454		38		341		833
Class F-2	5,294		11,214		16,508		7,756		616		5,812		14,184
Class F-3	2,167		4,591		6,758		2,483		323		1,946		4,752
Class 529-A	144		306		450		242		23		184		449
Class 529-C	16		33		49		36		4		27		67
Class 529-E	15		32		47		33		3		25		61
Class 529-T	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]	—	[2]
Class 529-F-1	67		141		208		75		12		59		146
Class 529-F-2[3]	13		27		40
Class 529-F-3[3]	—	[2]	—	[2]	—	[2]
Class R-1	2		3		5		3		—	[2]	3		6
Class R-2	19		41		60		34		4		25		63
Class R-2E	3		6		9		21		2		16		39
Class R-3	31		66		97		56		6		42		104
Class R-4	23		49		72		38		3		28		69
Class R-5E	8		17		25		443		1		308		752
Class R-5	16		34		50		20		2		15		37
Class R-6	3,017		6,392		9,409		6,302		498		4,731		11,531
Total	$17,103		$36,230		$53,333		$31,011		$2,732		$23,387		$57,130

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

American Funds Emerging Markets Bond Fund	25

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on an annual rate of 0.553% of daily net assets. For the year ended December 31, 2020, the investment advisory services fee was $5,507,000.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2020, unreimbursed expenses subject to reimbursement totaled $24,000 for Class A shares. There were no unreimbursed expenses subject to reimbursement for Class 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended December 31, 2020, AFS voluntarily waived transfer agent services fees of $29,000 for Class F-3 shares and CRMC reimbursed transfer agent services fees of less than $1,000 total for Class R-1, R-2E and 529-F-3 shares. Neither AFS nor CRMC intend to recoup the waiver or reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the

26	American Funds Emerging Markets Bond Fund

American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended December 31, 2020, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$1,011	$388		$101		Not applicable
Class C	267	32		8		Not applicable
Class T	—	—	[1]	—	[1]	Not applicable
Class F-1	34	19		4		Not applicable
Class F-2	Not applicable	322		93		Not applicable
Class F-3	Not applicable	43		36		Not applicable
Class 529-A	19	10		3		$5
Class 529-C	10	1		—	[1]	1
Class 529-E	5	1		—	[1]	1
Class 529-T	—	—	[1]	—	[1]	—	[1]
Class 529-F-1	—	4		1		2
Class 529-F-2[2]	Not applicable	1		—	[1]	—	[1]
Class 529-F-3[2]	Not applicable	—	[1]	—	[1]	—	[1]
Class R-1	1	—	[1]	—	[1]	Not applicable
Class R-2	10	4		1		Not applicable
Class R-2E	1	—	[1]	—	[1]	Not applicable
Class R-3	10	3		1		Not applicable
Class R-4	3	1		1		Not applicable
Class R-5E	Not applicable	(1)[3]		—	[1]	Not applicable
Class R-5	Not applicable	—	[1]	—	[1]	Not applicable
Class R-6	Not applicable	1		50		Not applicable
Total class-specific expenses	$1,371	$829		$299		$9

[1]	Amount less than one thousand.
[2]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[3]	Amount is due to over accruals of prior year expenses.

Miscellaneous fee reimbursement — CRMC has agreed to reimburse a portion of miscellaneous fees and expenses of the fund. For the year ended December 31, 2020, total fees and expenses reimbursed by CRMC were $268,000, which CRMC does not intend to recoup. This reimbursement may be adjusted or discontinued, subject to any restrictions in the fund’s prospectus. Fees and expenses in the statement of operations are presented gross of any reimbursement from CRMC.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $5,000 in the fund’s statement of operations reflects $4,000 in current fees (either paid in cash or deferred) and a net increase of $1,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term investments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased securities from other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2020, the fund engaged in such purchase transactions with related funds in the amount of $2,890,000.

American Funds Emerging Markets Bond Fund	27

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2020.

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended December 31, 2020.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2020

Class A	$93,649	9,736	$16,379		1,739		$(130,715)	(13,816)	$(20,687)	(2,341)
Class C	8,106	837	1,186		126		(9,085)	(985)	207	(22)
Class T	—	—	—		—		—	—	—	—
Class F-1	7,101	734	702		74		(6,757)	(735)	1,046	73
Class F-2	409,173	42,299	16,386		1,725		(137,448)	(14,928)	288,111	29,096
Class F-3	62,053	6,476	6,195		657		(30,554)	(3,386)	37,694	3,747
Class 529-A	3,037	316	446		48		(2,520)	(267)	963	97
Class 529-C	268	27	48		5		(722)	(76)	(406)	(44)
Class 529-E	216	23	46		5		(544)	(58)	(282)	(30)
Class 529-T	—	—	1		—	[2]	—	—	1	— [2]
Class 529-F-1	1,423	147	187		20		(5,505)	(588)	(3,895)	(421)
Class 529-F-2[3]	5,227	553	40		4		(296)	(30)	4,971	527
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	16	2	4		1		(7)	(1)	13	2
Class R-2	853	90	60		6		(442)	(47)	471	49
Class R-2E	9	1	8		—	[2]	(579)	(67)	(562)	(66)
Class R-3	900	102	97		11		(861)	(97)	136	16
Class R-4	648	66	71		7		(620)	(64)	99	9
Class R-5E	376	39	24		2		(127)	(13)	273	28
Class R-5	551	57	49		5		(397)	(43)	203	19
Class R-6	13,387	1,434	9,407		999		(31,637)	(3,382)	(8,843)	(949)
Total net increase (decrease)	$607,003	62,940	$51,336		5,434		$(358,816)	(38,583)	$299,523	29,791

28	American Funds Emerging Markets Bond Fund

	Sales*,1			Reinvestments of distributions			Repurchases*,1		Net increase (decrease)
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2019

Class A	$113,767	11,686		$18,566	1,903		$(49,458)	(5,086)	$82,875	8,503
Class C	11,783	1,208		1,326	136		(4,213)	(433)	8,896	911
Class T	—	—		—	—		—	—	—	—
Class F-1	7,134	733		827	85		(5,695)	(585)	2,266	233
Class F-2	126,205	12,976		14,092	1,445		(101,964)	(10,511)	38,333	3,910
Class F-3	70,116	7,207		4,539	464		(14,555)	(1,493)	60,100	6,178
Class 529-A	3,441	353		446	46		(1,747)	(180)	2,140	219
Class 529-C	617	63		66	7		(351)	(36)	332	34
Class 529-E	371	37		62	6		(124)	(12)	309	31
Class 529-T	—	—		1	—	[2]	—	—	1	—	[2]
Class 529-F-1	2,813	288		147	15		(347)	(36)	2,613	267
Class R-1	3	—	[2]	5	—	[2]	— [2]	— [2]	8	—	[2]
Class R-2	476	49		61	6		(123)	(12)	414	43
Class R-2E	73	8		37	4		(14)	(1)	96	11
Class R-3	816	84		102	10		(190)	(19)	728	75
Class R-4	319	33		67	7		(181)	(19)	205	21
Class R-5E	16,383	1,722		655	67		(17,205)	(1,781)	(167)	8
Class R-5	239	24		35	4		(4)	(1)	270	27
Class R-6	17,679	1,837		11,420	1,171		(22,964)	(2,374)	6,135	634
Total net increase (decrease)	$372,235	38,308		$52,454	5,376		$(219,135)	(22,579)	$205,554	21,105

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $897,065,000 and $619,442,000, respectively, during the year ended December 31, 2020.

American Funds Emerging Markets Bond Fund	29

Financial highlights

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2020	$9.94	$.50	$.21	$.71	$(.16)	$—	$(.34)	$(.50)	$10.15	7.62%	$372		1.09%		1.06%		5.24%
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.69	387		1.03		1.00		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [5]	(.02)	(.60)	9.35	(4.23)	285		1.06		1.01		6.23
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.93	203		1.25		1.01		6.00
12/31/2016[6,7]	10.00	.40	(.24)	.16	(.37)	—	(.02)	(.39)	9.77	1.58 [8,9]	58		1.00	[9,10]	.93	[9,10]	5.74	[9,10]
Class C:
12/31/2020	9.94	.43	.21	.64	(.14)	—	(.29)	(.43)	10.15	6.87	28		1.79		1.77		4.54
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.82	28		1.79		1.77		5.67
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [5]	(.02)	(.52)	9.35	(4.98)	18		1.85		1.80		5.43
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.08	13		2.04		1.78		5.19
12/31/2016[6,11]	10.19	.22	(.43)	(.21)	(.20)	—	(.01)	(.21)	9.77	(2.09)[8]	1		.80	[8]	.73	[8]	2.26	[8]
Class T:
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	7.95 [9]	—	[12]	.79	[9]	.77	[9]	5.57	[9]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.96 [9]	—	[12]	.80	[9]	.78	[9]	6.67	[9]
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.02)[9]	—	[12]	.86	[9]	.81	[9]	6.45	[9]
12/31/2017[6,13]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.45 [8,9]	—	[12]	1.04	[9,10]	.79	[9,10]	6.20	[9,10]
Class F-1:
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.65	14		1.06		1.04		5.29
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.64	13		1.07		1.04		6.41
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [5]	(.02)	(.59)	9.35	(4.29)	10		1.13		1.10		5.99
12/31/2017	9.77	.62	.62	1.24	(.61)	(.02)	—	(.63)	10.38	12.87	20		1.35		1.05		5.98
12/31/2016[6,11]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.86)[8]	1		.55	[8]	.46	[8]	2.54	[8]
Class F-2:
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	7.95	513		.77		.74		5.35
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.94	214		.80		.78		6.67
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.01)	164		.83		.78		6.48
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.14	67		1.04		.79		6.20
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[8]	8		.58	[8]	.42	[8]	2.54	[8]
Class F-3:
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	8.06	152		.71		.66		5.61
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.05	112		.74		.67		6.76
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.00)	47		.82		.75		6.53
12/31/2017[6,14]	9.91	.60	.48	1.08	(.59)	(.02)	—	(.61)	10.38	11.13 [8]	23		1.08	[10]	.80	[10]	6.19	[10]
Class 529-A:
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.65	9		1.06		1.04		5.26
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.63	8		1.08		1.05		6.39
12/31/2018	10.38	.60	(1.04)	(.44)	(.57)	— [5]	(.02)	(.59)	9.35	(4.28)	6		1.11		1.06		6.19
12/31/2017	9.77	.61	.62	1.23	(.60)	(.02)	—	(.62)	10.38	12.79	4		1.39		1.15		5.87
12/31/2016[6,11]	10.19	.25	(.44)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.88)[8]	1		.56	[8]	.49	[8]	2.52	[8]

See end of table for footnotes.

30	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2020	$9.94	$.42	$.22	$.64	$(.14)	$—	$(.29)	$(.43)	$10.15	6.82%		$1		1.84%		1.81%		4.57%
12/31/2019	9.35	.55	.62	1.17	(.31)	(.03)	(.24)	(.58)	9.94	12.79		1		1.82		1.80		5.65
12/31/2018	10.38	.53	(1.04)	(.51)	(.50)	— [5]	(.02)	(.52)	9.35	(5.01)		1		1.87		1.82		5.42
12/31/2017	9.77	.54	.62	1.16	(.53)	(.02)	—	(.55)	10.38	12.06	[9]	1		2.03	[9]	1.80	[9]	5.21	[9]
12/31/2016[6,11]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[8,9]		—	[12]	.72	[8,9]	.64	[8,9]	2.31	[8,9]
Class 529-E:
12/31/2020	9.94	.48	.20	.68	(.15)	—	(.32)	(.47)	10.15	7.41		1		1.29		1.27		5.09
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.40		1		1.28		1.26		6.18
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.49)		1		1.33		1.26		6.12
12/31/2017	9.77	.60	.62	1.22	(.59)	(.02)	—	(.61)	10.38	12.71		—	[12]	1.47		1.24		5.76
12/31/2016[6,11]	10.19	.24	(.43)	(.19)	(.22)	—	(.01)	(.23)	9.77	(1.89)[8,9]		—	[12]	.55	[8,9]	.49	[8,9]	2.40	[8,9]
Class 529-T:
12/31/2020	9.94	.52	.21	.73	(.17)	—	(.35)	(.52)	10.15	7.89	[9]	—	[12]	.84	[9]	.81	[9]	5.49	[9]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.87	[9]	—	[12]	.85	[9]	.83	[9]	6.61	[9]
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [5]	(.02)	(.61)	9.35	(4.08)[9]		—	[12]	.92	[9]	.87	[9]	6.36	[9]
12/31/2017[6,13]	10.22	.47	.18	.65	(.47)	(.02)	—	(.49)	10.38	6.40	[8,9]	—	[12]	1.10	[9,10]	.85	[9,10]	6.14	[9,10]
Class 529-F-1:
12/31/2020	9.94	.52	.21	.73	(.17)	—	(.35)	(.52)	10.15	7.89	[9]	—	[12]	.84	[9]	.84	[9]	5.61	[9]
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	13.88		4		.84		.82		6.60
12/31/2018	10.38	.62	(1.04)	(.42)	(.59)	— [5]	(.02)	(.61)	9.35	(4.08)		1		.90		.84		6.51
12/31/2017	9.77	.63	.63	1.26	(.63)	(.02)	—	(.65)	10.38	13.12		1		1.08		.85		6.11
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[8]		—	[12]	.47	[8]	.37	[8]	2.55	[8]
Class 529-F-2:
12/31/2020[6,15]	9.39	.08	.76	.84	(.03)	—	(.05)	(.08)	10.15	8.95	[8]	5		.14	[8]	.11	[8]	.82	[8]
Class 529-F-3:
12/31/2020[6,15]	9.39	.08	.77	.85	(.03)	—	(.06)	(.09)	10.15	8.97	[8]	—	[12]	.16	[8]	.10	[8]	.84	[8]
Class R-1:
12/31/2020	9.94	.45	.20	.65	(.14)	—	(.30)	(.44)	10.15	7.08	[9]	—	[12]	1.62	[9]	1.57	[9]	4.73	[9]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.11	[9]	—	[12]	1.56	[9]	1.52	[9]	5.94	[9]
12/31/2018	10.38	.56	(1.04)	(.48)	(.53)	— [5]	(.02)	(.55)	9.35	(4.76)[9]		—	[12]	1.64	[9]	1.57	[9]	5.63	[9]
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.37	[9]	—	[12]	1.73	[9]	1.52	[9]	5.51	[9]
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[8,9]		—	[12]	.40	[8,9]	.36	[8,9]	2.49	[8,9]

See end of table for footnotes.

American Funds Emerging Markets Bond Fund	31

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends, distributions and return of capital
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Return of capital	Total dividends, distributions and return of capital	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimbursements[4]		Ratio of expenses to average net assets after waivers/ reimbursements[3,4]		Ratio of net income to average net assets[3]
Class R-2:
12/31/2020	$9.94	$.43	$.22	$.65	$(.14)	$—	$(.30)	$(.44)	$10.15	6.93%	$2		1.73%		1.70%		4.54%
12/31/2019	9.35	.56	.62	1.18	(.32)	(.03)	(.24)	(.59)	9.94	12.90	1		1.73		1.70		5.74
12/31/2018	10.38	.55	(1.04)	(.49)	(.52)	— [5]	(.02)	(.54)	9.35	(4.84)	1		1.70		1.64		5.67
12/31/2017	9.77	.57	.62	1.19	(.56)	(.02)	—	(.58)	10.38	12.39 [9]	—	[12]	1.71	[9]	1.50	[9]	5.52	[9]
12/31/2016[6,11]	10.19	.23	(.43)	(.20)	(.21)	—	(.01)	(.22)	9.77	(1.99)[8,9]	—	[12]	.68	[8,9]	.62	[8,9]	2.34	[8,9]
Class R-2E:
12/31/2020	9.94	.49	.21	.70	(.16)	—	(.33)	(.49)	10.15	7.56 [9]	—	[12]	1.46	[9]	1.39	[9]	5.12	[9]
12/31/2019	9.35	.58	.62	1.20	(.33)	(.03)	(.25)	(.61)	9.94	13.20	1		1.46		1.43		6.02
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.51)	1		1.48		1.42		5.89
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29 [9]	—	[12]	1.01	[9]	.70	[9]	6.33	[9]
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.77)[8,9]	—	[12]	.39	[8,9]	.35	[8,9]	2.46	[8,9]
Class R-3:
12/31/2020	9.94	.47	.21	.68	(.15)	—	(.32)	(.47)	10.15	7.38	2		1.31		1.29		5.02
12/31/2019	9.35	.60	.62	1.22	(.34)	(.03)	(.26)	(.63)	9.94	13.37	2		1.30		1.28		6.15
12/31/2018	10.38	.58	(1.04)	(.46)	(.55)	— [5]	(.02)	(.57)	9.35	(4.52)	1		1.36		1.31		5.91
12/31/2017	9.77	.59	.63	1.22	(.59)	(.02)	—	(.61)	10.38	12.70	1		1.52		1.27		5.73
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.81)[8,9]	—	[12]	.46	[8,9]	.41	[8,9]	2.47	[8,9]
Class R-4:
12/31/2020	9.94	.50	.21	.71	(.16)	—	(.34)	(.50)	10.15	7.69	1		1.02		1.00		5.35
12/31/2019	9.35	.63	.62	1.25	(.36)	(.03)	(.27)	(.66)	9.94	13.67	1		1.04		1.02		6.44
12/31/2018	10.38	.61	(1.04)	(.43)	(.58)	— [5]	(.02)	(.60)	9.35	(4.26)	1		1.09		1.03		6.24
12/31/2017	9.77	.63	.62	1.25	(.62)	(.02)	—	(.64)	10.38	13.03	—	[12]	1.22		.96		6.03
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[8,9]	—	[12]	.39	[8,9]	.35	[8,9]	2.46	[8,9]
Class R-5E:
12/31/2020	9.94	.55	.21	.76	(.18)	—	(.37)	(.55)	10.15	8.23	1		.49		.47		5.82
12/31/2019	9.35	.65	.62	1.27	(.37)	(.03)	(.28)	(.68)	9.94	14.05	—	[12]	.77		.75		6.81
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(4.03)	—	[12]	.86		.76		6.90
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.29	—	[12]	.99		.69		6.33
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[8]	—	[12]	.39	[8]	.35	[8]	2.46	[8]
Class R-5:
12/31/2020	9.94	.53	.21	.74	(.17)	—	(.36)	(.53)	10.15	8.01	1		.73		.70		5.59
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.01	1		.74		.71		6.73
12/31/2018	10.38	.63	(1.04)	(.41)	(.60)	— [5]	(.02)	(.62)	9.35	(3.98)	—	[12]	.80		.74		6.54
12/31/2017	9.77	.65	.62	1.27	(.64)	(.02)	—	(.66)	10.38	13.23	—	[12]	1.00		.74		6.27
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.76)[8]	—	[12]	.38	[8]	.34	[8]	2.47	[8]
Class R-6:
12/31/2020	9.94	.54	.20	.74	(.17)	—	(.36)	(.53)	10.15	8.07	167		.67		.65		5.67
12/31/2019	9.35	.66	.62	1.28	(.38)	(.03)	(.28)	(.69)	9.94	14.07	173		.68		.66		6.80
12/31/2018	10.38	.64	(1.04)	(.40)	(.61)	— [5]	(.02)	(.63)	9.35	(3.95)	157		.72		.66		6.69
12/31/2017	9.77	.64	.62	1.26	(.63)	(.02)	—	(.65)	10.38	13.17	—	[12]	1.00		.79		6.20
12/31/2016[6,11]	10.19	.25	(.43)	(.18)	(.23)	—	(.01)	(.24)	9.77	(1.78)[8]	—	[12]	.41	[8]	.37	[8]	2.48	[8]

					Period ended
	Year ended December 31,				December 31,
	2020	2019	2018	2017	2016[6,7,8]
Portfolio turnover rate for all share classes[16]	70%	54%	38%	35%	43%

32	American Funds Emerging Markets Bond Fund

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain waivers/reimbursements from AFS and/or CRMC. During some of the periods shown, AFS waived a portion of transfer agent services fees for Class F-3 shares. In addition, during some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes. During all of the periods shown, CRMC reimbursed a portion of miscellaneous fees and expenses.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	Amount less than $.01.
[6]	Based on operations for a period that is less than a full year.
[7]	For the period April 22, 2016, commencement of operations, through December 31, 2016.
[8]	Not annualized.
[9]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[10]	Annualized.
[11]	This share class began investment operations on July 29, 2016.
[12]	Amount less than $1 million.
[13]	Class T and 529-T shares began investment operations on April 7, 2017.
[14]	Class F-3 shares began investment operations on January 27, 2017.
[15]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[16]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

American Funds Emerging Markets Bond Fund	33

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American Funds Emerging Markets Bond Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of American Funds Emerging Markets Bond Fund (the “Fund”), including the investment portfolio, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period April 22, 2016 (commencement of operations) to December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
February 12, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

34	American Funds Emerging Markets Bond Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2020, through December 31, 2020).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

American Funds Emerging Markets Bond Fund	35

Expense example (continued)

	Beginning account value 7/1/2020	Ending account value 12/31/2020	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,108.45	$5.53	1.04%
Class A – assumed 5% return	1,000.00	1,019.96	5.30	1.04
Class C – actual return	1,000.00	1,104.53	9.28	1.75
Class C – assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class T – actual return	1,000.00	1,110.06	3.94	.74
Class T – assumed 5% return	1,000.00	1,021.48	3.77	.74
Class F-1 – actual return	1,000.00	1,108.61	5.42	1.02
Class F-1 – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class F-2 – actual return	1,000.00	1,110.20	3.78	.71
Class F-2 – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-3 – actual return	1,000.00	1,110.68	3.40	.64
Class F-3 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class 529-A – actual return	1,000.00	1,108.63	5.37	1.01
Class 529-A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-C – actual return	1,000.00	1,104.29	9.49	1.79
Class 529-C – assumed 5% return	1,000.00	1,016.18	9.10	1.79
Class 529-E – actual return	1,000.00	1,107.32	6.64	1.25
Class 529-E – assumed 5% return	1,000.00	1,018.90	6.36	1.25
Class 529-T – actual return	1,000.00	1,109.87	4.20	.79
Class 529-T – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-F-1 – actual return	1,000.00	1,109.85	4.52	.85
Class 529-F-1 – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-F-2 – actual return†	1,000.00	1,109.78	1.22	.69
Class 529-F-2 – assumed 5% return†	1,000.00	1,021.73	3.52	.69
Class 529-F-3 – actual return†	1,000.00	1,110.23	1.08	.61
Class 529-F-3 – assumed 5% return†	1,000.00	1,022.13	3.11	.61
Class R-1 – actual return	1,000.00	1,105.56	8.33	1.57
Class R-1 – assumed 5% return	1,000.00	1,017.29	7.98	1.57
Class R-2 – actual return	1,000.00	1,104.93	8.86	1.67
Class R-2 – assumed 5% return	1,000.00	1,016.79	8.49	1.67
Class R-2E – actual return	1,000.00	1,109.61	4.95	.93
Class R-2E – assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-3 – actual return	1,000.00	1,107.20	6.75	1.27
Class R-3 – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-4 – actual return	1,000.00	1,108.80	5.26	.99
Class R-4 – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class R-5E – actual return	1,000.00	1,112.47	1.70	.32
Class R-5E – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-5 – actual return	1,000.00	1,110.46	3.62	.68
Class R-5 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class R-6 – actual return	1,000.00	1,110.74	3.35	.63
Class R-6 – assumed 5% return	1,000.00	1,022.03	3.21	.63

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the share class began investment operations on October 30, 2020. The “assumed 5% return” line is based on 184 days.

36	American Funds Emerging Markets Bond Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2020:

Foreign taxes	$0.01 per share
Foreign source income	$0.50 per share
Section 163(j) interest dividends	$18,232,000
U.S. government income that may be exempt from state taxation	$105,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2021, to determine the calendar year amounts to be included on their 2020 tax returns. Shareholders should consult their tax advisors.

American Funds Emerging Markets Bond Fund	37

Liquidity Risk Management Program

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund.This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2019, through September 30, 2020. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

38	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	39

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40	American Funds Emerging Markets Bond Fund

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American Funds Emerging Markets Bond Fund	41

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 1945	2015	Chairman of the Board and CEO, Oakwood Advisors (private investment and consulting); former CEO and President, Richard Nixon Foundation	89	General Finance Corporation
James G. Ellis, 1947	2015	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016; 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2015	Private investor	90	None
Merit E. Janow, 1958	2015	Dean and Professor, Columbia University, School of International and Public Affairs	89	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chairman of the Board (Independent and Non-Executive)	2015	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970	2015	Vice Chairman and Director, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071,Attention: Secretary.

42	American Funds Emerging Markets Bond Fund

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Robert H. Neithart, 1965 President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 1970 Executive Vice President	2015	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Luis Freitas de Oliveira, 1967 Senior Vice President	2018	Partner — Capital Fixed Income Investors, Capital Bank and Trust Company;[6] Partner — Capital Fixed Income Investors, Capital International Sàrl;[6] Chairman and Corporate Manager, Capital International Sàrl[6]
Kirstie Spence, 1973 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital International Limited;[6] Director, Capital Research Company;[6] Vice President and Director, Capital International Limited[6]
Steven I. Koszalka, 1964 Secretary	2015	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2015	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2015	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed, with the exception of Luis Freitas de Oliveira, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

American Funds Emerging Markets Bond Fund	43

Office of the fund
6455 Irvine Center Drive
Irvine, CA 92618-4518

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	American Funds Emerging Markets Bond Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and our website.

American Funds Emerging Markets Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of American Funds Emerging Markets Bond Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 92% of 10-year periods and 99% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2019.
[2]	Based on Class F-2 share results for rolling periods through December 31, 2019. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2019. Fifteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.2. Standard & Poor’s 500 Composite Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 65% of the time, based on the 20-year period ended December 31, 2019, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund.All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

EMBF

Registrant:

a) Audit Fees:
Audit	2019	37,000
	2020	203,000

b) Audit-Related Fees:
	2019	None
	2020	None

c) Tax Fees:
	2019	13,000
	2020	10,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2019	None
	2020	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2019	1,812,000
	2020	1,477,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2019	46,000

	2020	40,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2019	2,000
	2020	None
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,874,000 for fiscal year 2019 and $1,527,000 for fiscal year 2020. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FUNDS EMERGING MARKETS BOND FUND

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: February 26, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 26, 2021